Exhibit 99.2

FOURTH QUARTER AND FULL EARNINGS PRESENTATION FISCAL YEAR 2021 June 29, 2021 Slide 1 © 2021 AeroVironment, Inc. 052620

SAFE HARBOR STATEMENT Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our recent acquisitions of Arcturus UAV, Inc., Telerob GmbH and Progeny Systems Corporation’s Intelligent Systems Group and our ability to successfully integrate them into our operations; the risk that disruptions will occur from the acquisitions that will harm our business; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government and related to our development of HAPS UAS; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats; changes in the supply and/or demand and/or prices for our products and services; the activities of competitors and increased competition; failure of the markets in which we operate to grow; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; failure to develop new products; changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; risk of litigation, including but not limited to pending litigation arising from the sale of our EES business; product liability, infringement and other claims; changes in the regulatory environment; the impact of the outbreak related to the strain of coronavirus known as COVID-19 on our business operations; and general economic and business conditions in the United States and elsewhere in the world. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. o o o Slide 2 © 2021 AeroVironment, Inc. 052620

FISCAL YEAR 2021 KEY MESSAGE Focused on unique value proposition centered around innovation, customer intimacy and agility to help our customers succeed Delivered fourth consecutive year of profitable revenue growth in the midst of the global pandemic Deployed balance sheet to expand solutions portfolio and addressable markets Successfully executed growth strategy and created significant value for customers, employees and shareholders Continued to experience strong demand and preference for our innovative, reliable & battle-proven solutions o o o o o DELIVERED ON FINANCIAL, OPERATIONAL AND STRATEGIC COMMITMENTS, DESPITE CONTINUED MACROECONOMIC CHALLENGES ACROSS INDUSTRY AND ECONOMY Slide 3 © 2021 AeroVironment, Inc. 052620

FULL FISCAL YEAR 2021 RESULTS

Metric	Full Fiscal Year 2021	Year-Over-Year Change	Notes
Revenue	$395 million	+7.5%	Record annual revenue
Gross profit	$164.6 million	+7.5%	Increase in product margin resulted in higher gross profit
EPS (diluted)	$0.96	-$0.76	Lower EPS from legal accrual, HAPSMobile impairment of LOON investment, acquisition-related expenses, higher interest expense and lower interest income
Non-GAAP EPS (diluted)	$2.10	+$0.26	Higher non-GAAP EPS[1] from increased acquisition-related expense, amortization of acquired intangible assets and higher margin revenue mix
Funded Backlog	$211.8 million	+2%	Maintained high funded backlog despite COVID-19 pandemic impacting customer order timing

[1] Refer to Reconciliation of Non-GAAP Diluted Earnings Per Share on Appendix A (slide #11).

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© 2021 AeroVironment, Inc.
PROCEED WITH CERTAINTY

CLOSED THREE STRATEGIC ACQUISITIONS

Acquisition	Status	Benefits
Arcturus UAV	Closed 2/19/21	• Expands reach into >$1 billion annual Group 2 & 3 segments[1] • Increases program diversification with key USSOCOM and US Army customers • Introduces attractive contractor-owned, contractor-operated (“COCO”) business model
Progeny Systems Corporation Intelligent Systems Group (ISG)	Closed 2/23/21	• Significantly accelerates artificial intelligence and autonomy initiatives with best-in-class computer vision and machine perception capabilities • Increases customer-funded research and development revenue • Broadens the scope of advanced robotic systems engineering services for defense and commercial customers
Telerob GmbH	Closed 5/3/21	• Broadens product offering with proven portfolio of unmanned ground vehicles (UGVs) to complement AeroVironment UAS and TMS • Expands global footprint; extensive customer base spanning 45 nations • Enables multi-domain, intelligent robotic solutions combining UAS, TMS and UGVs • Provides ability to pursue additional U.S. and international opportunities; already submitted joint proposal for multi-year U.S. Air Force EOD robot program • Supports pending UAS opportunities with German market presence

[1] Renaissance Strategic Advisors - Group 2, 3 UAS Forecast 2020-2030, November 2020.

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© 2021 AeroVironment, Inc.

INCREASED YEAR-OVER-YEAR Q4 REVENUE IN SMALL UAS AND MUAS Offsets Lower HAPS, TMS and Other Revenue Quarterly Revenue By Product Line $135,223 $136,015 $160,000 $140,000 $92,665 $87,450 $-Slide 6 © 2021 AeroVironment, Inc. 052620 Revenue in thousands $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $78,782 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Other $6,466 $5,328 $3,987 $1,168 $3,044 HAPS $23,374 $16,386 $11,452 $7,480 $7,108 TMS $42,362 $9,534 $18,961 $19,598 $39,175 MUAS $-$- $-$- $15,837 Small UAS $63,021 $56,202 $58,265 $50,536 $70,851

REPORTED FAVORABLE FOURTH QUARTER PRODUCT MARGIN Drove Increases in Gross Margin and Non-GAAP EPS $1.20 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 50% 45% 40% 35% 30% 25% 20% 15% 10% 5% 0% 1.04 2 $1.00 $0.80 $0.60 $0.40 $0.20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 $-Q4 Fiscal Year 2020 Q4 Fiscal Year 2021 Product Revenue Gross Margin Service Revenue 1 Excludes Q4 Fiscal Year 2020 amortization of intangible assets of $0.02 2 Excludes Q4 Fiscal Year 2021 acquisition-related expenses of $0.12, amortization of intangible assets of $0.18 and legal accrual related to our former EES business of $0.30. Slide 7 © 2021 AeroVironment, Inc. 052620 Percentage of Quarterly Revenue Gross Margin Non-GAAP Diluted EPS 0.75 1

ACHIEVED HIGHEST FOURTH QUARTER VISIBILITY IN FIVE YEARS Set Higher Revenue Guidance $600 Revenue Guidance Range as of 6/29/21: $560 million to $580 million $500 $400 Revenue Anticipated This FY from Unfunded Backlog Revenue Anticipated This FY from Qtr-To-Date Bookings, including backlog from acquired businesses Revenue Anticipated This FY from Funded Backlog $300 Revenue Year-To-Date $200 $100 $-Q4 FY21 (6/28/21) Q1 FY22 Q2 FY22 Q33 FFYY2221 1 based on midpoint of guidance range of $560 million to $580 million Slide 8 © 2021 AeroVironment, Inc. 052620 Revenue (millions) 61% visibility 1 $43.1 $108.7 $198.1

GUIDANCE AND EXPECTATIONS FOR FISCAL YEAR 2022 (to midpoint) 1 Includes preliminary estimates of intangible asset amortization, which are subject to final purchase accounting. 2 Refer to Adjusted EBITDA reconciliation on Appendix C slide #13. 3 Excludes acquisition-related expenses & amortization of intangible assets of $0.50, HAPSMobile Inc. JV impairment of its investment in Loon LLC of $0.34 & legal accrual related to former EES business of $0.30 4 Excludes acquisition-related expenses & amortization of intangible assets of $1.19 ANTICIPATE 44% INCREASE IN FISCAL YEAR 2022 REVENUE AND 50% INCREASE IN ADJ. EBITDA (TO MIDPOINT OF RANGES) Slide 9 © 2021 AeroVironment, Inc. 052620 As of 6/29/21 Fiscal Year 2021 Results Fiscal Year 2022 Expectations 1 Expected Change Revenue $395 million $560 million - $580 million +44% Net Income from continuing operations $23 million $32 - $37 million +50% Adjusted EBITDA 2 $72 million $105 million - $110 million +50% Earnings Per Share (diluted) $0.96 $1.31 - $1.51 +47% Non-GAAP Earnings Per Share (diluted) $2.10 3 $2.50 - $2.70 4 +24% Research & Development Investment 14% 9% - 10% - Tax Rate 1.6% 7% - 10% - Capital Expenditures 3% 5% - 7% -

Slide 10 © 2021 AeroVironment, Inc. +1 (805) 520-052620

APPENDIX A – RECONCILIATION OF NON-GAAP DILUTED EARNINGS PER SHARE (UNAUDITED) Three Months Ended Three Months Ended Year Ended Year Ended April 30, 2021 April 30, 2020 April 30, 2021 April 30, 2020 0.12 - 0.26 0.04 Acquisition related expenses 0.30 - 0.30 - Legal accrual related to our former EES business HAPSMobile Inc. JV impairment of investment in Loon LLC - - 0.34 - Slide 11 © 2021 AeroVironment, Inc. 052620 Earnings per diluted share as adjusted (Non-GAAP)$1.040.75 $2.101.84 Amortization of acquired intangible assets0.180.020.240.08 Earnings per diluted share$0.44 $0.73 $0.96$1.72

APPENDIX B – RECONCILIATION OF FISCAL YEAR 2022 NON-GAAP DILUTED EARNINGS PER SHARE EXPECTATIONS (UNAUDITED) Fiscal year ending April 30, 2022 Acquisition related expenses 0.13 Forecast earnings per diluted share as adjusted (Non-GAAP) $ 2.50 - 2.70 Slide 12 © 2021 AeroVironment, Inc. 052620 Amortization of acquired intangible assets1.06 Forecast earnings per diluted share$1.31 – 1.51

APPENDIX C – RECONCILIATION OF FISCAL YEAR 2020-2021 ACTUAL AND 2022 FORECAST NON-GAAP ADJUSTED EBITDA (UNAUDITED) Fiscal year ending April 30, 2022 (preliminary expectations1) Fiscal year ending April 30, 2020 Fiscal year ending April 30, 2021 (in millions) Interest (income) expense, net (5) 1 5 Depreciation and amortization 10 19 61 Equity Method Investment 6 10 - Deal and integration costs 1 9 4 1 Includes closed Arcturus, ISG and Telerob acquisitions. Includes estimates of intangible asset amortization, which are subject to final purchase accounting. Slide 13 © 2021 AeroVironment, Inc. 052620 Adjusted EBITDA (non-GAAP)$59$72$105 -110 Legal accrual related to our former EES business09-EBITDA (non-GAAP)5244101 -106 Provision for income taxes613 Net income from continuing operations$41$23$32 -37